Investor Presentation
August 8, 2007
Scott V. Fainor
President & Chief Executive Officer
Eugene T. Sobol
Sr. Executive Vice President, Chief Financial Officer

www.knbt.com
Disclaimer
The information contained in this presentation may contain forward-looking statements (as defined in the
Securities Exchange Act of 1934 and the regulations thereunder) which are not historical facts or as to
KNBT Bancorp, Inc. (“KNBT” or the “Company”) management’s intentions, plans, beliefs, expectations or opinions or with respect to the operation of the Company or its subsidiaries.  These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and
statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of KNBT and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of non-interest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increases significantly; (4) changes in the interest rate environment may reduce interest margins; (5) general economic conditions, either nationally or in the markets in which KNBT is doing business, are less favorable than expected; (6) legislation or changes in regulatory requirements adversely affect the business in which KNBT is engaged; and other factors discussed in the documents filed by KNBT with the Securities and Exchange Commission ("SEC")
from time to time.  These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements.  KNBT undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

www.knbt.com
KNBT’s Profile
▪

Headquartered in

Bethlehem, Pennsylvania
▪

Total assets of $2.9 billion
▪

The largest community bank based in the Greater
     Lehigh Valley and Northeast Pennsylvania Regions
     with 56 branch locations
▪

Traded on the NASDAQ Global Market under the
     symbol “KNBT”

www.knbt.com
Services
▪

KNBT provides a full range of traditional banking
    services through its branch network and electronic
    delivery channels
▪

KNBT also offers:
–

A full menu of investment products and services
–

Estate, personal trust and financial planning
–

Insurance services
–

Benefits management

www.knbt.com
Strong Business Model
▪

KNBT has developed a strong business model for all
    lines of business
–

Banking
–

Insurance
–

Investments
–

Trust
▪

KNBT has invested in a state of the art technology
    platform with capacity for future growth

KNBT Locations
Pennsylvania
Luzerne
Monroe
Carbon
Northampton
Schuylkill
Lehigh

www.knbt.com
KNBT Headquarters/Branch
Greater Lehigh Valley Branch
Northeast PA Branch
Wealth Management Group
Caruso Benefits Group
KNBT Higgins Insurance
KNBT Abstractors/Traditions
Settlement Services
Our Locations

www.knbt.com
* Source: Morning Call 7/17/05, Lehigh Valley Metro Area: Northampton, Lehigh and Carbon Counties in PA
and Warren County in NJ, based on 2000 U.S. Census.
Attractive Region
▪

The Lehigh Valley metropolitan statistical area is the
    third largest, based on population, in Pennsylvania*
▪

Lehigh Valley is ranked third in population growth for
    the Northeast Pennsylvania region*
▪

KNBT’s expansion has been to contiguous counties
    with stable populations
▪

The markets we serve in Northeast Pennsylvania have
    experienced growth in population as well

www.knbt.com
Deposit Market Share
As of June 2006 (Source: FDIC)
PA County	KNBT	Ranking
Northampton	21.20%	1
Lehigh	7.90%	2
Carbon	7.31%	7
Luzerne	4.96%	7
Monroe	4.18%	7
Schuylkill	5.12%	6
Market Share

Financial Review
Eugene T. Sobol, Sr. EVP, CFO & Treasurer

www.knbt.com
Balance Sheet
For the Period Ended
($ Millions)	December 31, 2003	June 30, 2007
Shareholders’ Equity	$389	$352
Loans	$890	$1,773
Deposits	$1,289	$1,980

www.knbt.com
Capital
▪

Total capital at December 31, 2003 was 20% of assets;
    at June 30, 2007 it was 12.2%
▪

Through August 3, 2007 KNBT repurchased 7.4
    million shares at a total cost of $116.6 million
▪

Approximately 1.6 million shares of KNBT’s current
    stock repurchase plan remain to be purchased
▪

Initiated quarterly dividend in 2Q 2004.  Current
    dividend is $0.40 per share on an annualized basis

21.8% CAGR
$2,000
$1,500
$1,000
$500
$890
$1,013
$1,620
$1,773
2003
2004
2005
2006
6/07
Acquisition

www.knbt.com
($ Millions)
$1,482
Loan Growth

Investments
54%
Loans
46%

Investments
30%
Loans
70%

www.knbt.com
At December 31, 2004
At June 30, 2007
Earning Assets

($ Millions)
13.0% CAGR
$2,500
$2,000
$1,500
$1,000
$500
$1,289
$1,323
$1,852
$1,907
$1,980
2003
2004
2005
2006
6/07
Acquisition

www.knbt.com
Deposit Growth

$30
$25
$20
$15
$10
$5
$0
$7.5
2004
2005
2006
6 mos '07
1st Half of Year
2nd Half of Year

www.knbt.com
($ Millions)
$17.6
$20.8
$23.6
Net Income

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.40%
2.96%
2.84%
2.78%
2004
2005
2006
6 mos '07

www.knbt.com
    Net Interest Margin

$50
$40
$30
$20
$10
$0
$15.4
$14.5
$26.4
$25.7
$42.1
$34.2
$16.8
$18.4
2004
2005
2006
6 mos '07
Non-Interest Income
Core Non-Interest Income

www.knbt.com
($ Millions)
    Non-Interest Income

$100
$80
$60
$40
$20
$0
$52.7
$67.2
$77.9
$39.2
2004
2005
2006
6 mos '07

www.knbt.com
($ Millions)
  Non-Interest Expense

www.knbt.com
Income Statement Summary

	Six Months Ended
($ Thousands except per share data)	June 30,
	2007	2006
Net Interest Income	$34,803	$37,256
Provision for Loan Losses	(645)	(1,950)
Other Income	18,401	16,615
Asset Sales	(1,623)	2,914
Other Expenses	(39,224)	(38,913)
Income Taxes	(4,214)	(4,536)
Net Income	$7,498	$11,386
Diluted Earnings Per Share	$0.28	$0.40

Asset Quality

www.knbt.com
Strong Underwriting Standards
▪

Strong credit risk management
▪

Seasoned lenders
▪

Comprehensive approval process
▪

Knowledge of market
▪

Strong borrower relationships

$10,500
$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
$5,055
$9,006
$5,927
$5,097
0.50%
0.61%
0.37%
0.29%
2004
2005
2006
6/07
Non-Performing Loans
Non-performing as % of loans, net

www.knbt.com
($ in thousands)
Total Non-Performing Loans

$18,000
$15,200
$12,400
$9,600
$6,800
$4,000
1.15%
1.11%
1.07%
1.03%
0.99%
0.95%
$10,461
$15,964
$17,044
$17,313
1.03%
1.08%
1.05%
0.98%
2004
2005
2006
6/07
Allowance for loan losses
Allowance for loan losses to total loans

www.knbt.com
($ in thousands)
Allowance for Loan Losses

KNBT

KNBT Higgins Insurance

CARUSO Benefits Group, Inc.

KNBT Wealth Management Group

www.knbt.com
    Goals for Success
▪

Grow core deposit relationships
▪

Grow and diversify loan portfolio
▪

Grow and diversify fee income
▪

Manage expenses and improve efficiency
▪

Franchise expansion through organic growth, de novo
branching and bank and non-bank acquisitions

www.knbt.com
Thank you
for your interest
in KNBT Bancorp, Inc.